UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

Serve Robotics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42023	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 860-1352

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	SERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 5, 2026, Serve Robotics Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Serve Kitchen Robotics Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”), Vebu, Inc. (“Vebu”) and James Buckly Jordan, an individual, solely in his capacity as the representative of the Indemnifying Securityholders. Pursuant to the Merger Agreement, on February 17, 2026, Merger Sub merged with and into Vebu, with Vebu continuing as the surviving corporation and wholly owned subsidiary of the Company (the “Transaction”). On February 17, 2026, the Company closed the transactions contemplated by the Merger Agreement (the “Closing”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the aggregate consideration payable by the Company to the stockholders of Vebu (the “Vebu Stockholders”) at the Closing consisted of a number of the Company’s common stock, par value $0.0001 per share (“Common Stock”) with an aggregate value of $3.75 million, subject to a net debt adjustment, net working capital adjustment and such other adjustments as set forth in the Merger Agreement. In addition, Vebu Stockholders may receive future earnout consideration consisting of a number of shares of Common Stock equal to 33% of the Net Proceeds generated during the Earnout Period (the “Earnout Consideration”) divided by the volume-weighted average price of Common Stock over the Earnout Period.

At the Closing, (i) each outstanding share of Vebu common stock (other than any Dissenting Shares) was automatically cancelled and converted into the right to receive such holder’s pro rata percentage of the Earnout Consideration, if any, and subject to any applicable withholding taxes; (ii) each outstanding share of Vebu preferred stock (other than any Dissenting Shares) was automatically cancelled and converted into the right to receive a number of shares of Common Stock, consisting of (A) such holder’s per share preferred stock consideration as set forth in the Merger Agreement, (B) the right to receive such holder’s pro rata percentage of any shares of Common Stock released from escrow, and (C) the right to receive such holder’s pro rata percentage of the Earnout Consideration, if any, and subject to any applicable withholding taxes; (iii) each New Restricted Stock Unit held by a Continuing Employee that is unexpired and outstanding immediately prior to the Effective Time was assumed and converted by the Company into a Company RSU covering the same number of shares of Common Stock (pursuant to a 1:1 exchange ratio), with substantially identical terms and conditions as applied to the corresponding Vebu RSU immediately prior to the Closing, except as modified by the Merger Agreement; and (iv) all Vebu Options and Vebu Warrants were automatically cancelled for no consideration.

At the Closing, the Company issued 118,128 shares of Common Stock to the stockholders of Vebu (calculated using $12.7913 per share, which was the volume-weighted average price for shares of Common Stock for the 30 trading day period ending on the trading day immediately preceding the date of the signing of the Merger Agreement), which was the number of shares of Common Stock issuable following a net debt adjustment (as described below), net working capital adjustment and such other adjustments as set forth in the Merger Agreement. Furthermore, additional shares of Common Stock may be issued in the future as earnout consideration, contingent upon the achievement of certain earnout milestones as set forth in the Merger Agreement. In accordance with the terms of the Merger Agreement, the Company also paid Vebu $2,258,369.77 in cash for the net debt adjustment, which reduced the aggregate stock consideration payable to Vebu Stockholders on a dollar-for-dollar basis. The Company also assumed 500,000 New Restricted Stock Units held by Continuing Employees.

The shares of Common Stock issued as consideration in the Transaction were offered and sold in private placements that are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Merger Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties thereto. The parties to the Merger Agreement also agreed to various customary covenants and agreements, including, among others, for Vebu to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Closing.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any other factual or financial information about the Company, Vebu or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Vebu or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this Report that do not relate to matters of historical fact should be considered forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements, if required, will be filed no later than 71 calendar days after the date by which this Report is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial statements, if required, will be filed no later than 71 calendar days after the date by which this Report is required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger by and among Serve Robotics Inc., Serve Kitchen Robotics Inc., Vebu, Inc. and James Buckly Jordan, dated February 5, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVE ROBOTICS INC.

Dated: February 20, 2026	/s/ Brian Read
Brian Read
Chief Financial Officer

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